Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER,
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Actinium Pharmaceuticals, Inc. a Delaware corporation (the “Company”), on Form 10-K for the period ended December 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, Sandesh Seth, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2025	By:	/s/ Sandesh Seth
Sandesh Seth
Chairman and Chief Executive Officer
(Duly Authorized Officer, Principal Executive Officer)